1 Rodman & Renshaw 14 th Annual Healthcare Conference September 10, 2012

2 Safe Harbor Statement This presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . This information may involve known and unknown risks, uncertainties and other factors that are difficult to predict and may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward - looking statements . Forward - looking statements, which involve assumptions and describe management’s current expectations regarding the Company’s future plans, strategies and objectives, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “project,” “potential” or “plan” or the negative of these words or other variations on these words or comparable terminology . Such statements include, but are not limited to, statements about future government contract awards, potential payments under government contracts, potential regulatory approvals, future product advancements and anticipated financial results . These forward - looking statements are based on assumptions that may be incorrect, and we cannot assure you that the projections included in these forward - looking statements will come to pass . The Company’s actual results could differ materially from those expressed or implied by the forward - looking statements as a result of various factors, including, but not limited to the “Risk Factors” included in the Company’s annual report on Form 10 - K and other reports filed with the SEC, including the impact of the FDA placing SparVax™ on clinical hold .

3 PharmAthene Investment Highlights • Leading biodefense company with diversified portfolio of medical countermeasures against biological and chemical threats • Large and federally mandated multi - billion dollar biodefense market • Pipeline addresses major threats - unmet national stockpiling requirements • Contracting infrastructure to support U.S. Government needs • Low cash burn; capital efficient model - development costs largely offset by non - dilutive U.S. Government funding • Potential for significant near - term cash flow – ST - 246 ® ( Tecovirimat )

4 Biodefense Industry: A Critical Component of National Security • Project BioShield legislation signed in 2004 by congressional mandate • Enables U.S. Government to fund development and purchase of necessary medical countermeasures against leading threats – anthrax and smallpox and other agents • Biomedical Advanced Research and Development Authority (BARDA) expected to provide $415M in funding for biodefense R&D in 2012 – Agency of the Department of Health and Human Services (HHS) that procures biodefense drugs for the strategic national stockpile (SNS)

5 A Lower Risk Development Process: Earlier Product Delivery Typical Biotech Development Process Biodefense Development Process Safe & Effective Safe & Effective Discovery Non - Clinical Development Sales Product Approval Discovery Pre - Clinical Phase 1 Phase 2 Phase 3 Product Approval Sales Time 8 - 10 years Time 10 - 12 years Phase 3 Pivotal Non - Clinical Pre - Clinical Phase 1 Phase 2 Delivery

6 Near - Term Revenue Generating Opportunities SparVax™ rPA Anthrax Vaccine Valortim ® (Bristol - Myers Squibb) Anthrax Anti - Toxin $ 1.2B 2015 - 2021 Sources: analyst reports; company estimates * Assumes full execution of “justification for other than full and open competition” notification initially issued by BARDA i n D ecember 2010 and supplemented in May 2011 >$500M ST - 246 ® (SIGA Technologies) Oral Smallpox Antiviral Up to ~$2.8B* (50% economic interest) rBChE Nerve Agent Bioscavenger >$500M

7 Anthrax Vaccine Urgent Need for Next Generation Option • Current requirement for national anthrax stockpile is 75M doses • Current vaccine (BioThrax ® ): 60 years old, uses antiquated and inefficient technology by today’s standards • Need for safer, more cost effective vaccine with enhanced production efficiency – The Institute of Medicine has called for replacement of the current vaccine with new state - of - the - art technology Improved Vaccines: Critical During a National Emergency

8 SparVax™ Leading Next Generation Anthrax Vaccine • Highly purified recombinant p rotective antigen – Modern E. coli - based production • ~700 individuals in Phase I and Phase II clinical trials • Pre - and post - exposure protection • Enhanced convenience and cost - effectiveness (PEP regimen) – 3 dose IM regimen – Enhanced convenience (prefilled syringe) • Vaccine efficacy equal to or better than the licensed product Recombinant Protective Antigen (rPA) anthrax vaccine SparVax™ Product Profile SparVax™ Ideally Suited to Fulfill Stockpile Requirement

9 Executing on SparVax™ Milestones x Completed Technology Transfer x Successfully Established Manufacturing Process – Completed extensive assay development and qualification – Demonstrated 36 - month product stability – Successful commercial scale - up to 1500L engineering run – Completed first commercial - scale cGMP run x Positive Phase I and II clinical studies in UK and US – Safe and well - tolerated with no significant adverse events – Achieved antibody titers similar to protective levels in animals Awarded >$213M in Government Funding to Date * * If all milestones are met and all options exercised by Government

10 SparVax™ Clinical Study Update • PharmAthene notified the study was placed on clinical hold pending provision of additional stability data to FDA • PharmAthene to provide requested data as part of a full response to FDA clinical hold • Provision of data and ongoing discussions will determine timing impact

PharmAthene

- Government requirement
  - Enhanced stability – maintain stability for 3 years at 35ºC
  - Improved potency – induce protective immunity in 2 or fewer doses
- PharmAthene's 3rd Generation rPA approach
  - rPA + adjuvant
  - Lyophilized rPA formulation
  - Potential partnership utilizing novel delivery technology
- Market Opportunity
  - 2021-2028: $1.5B



Goal: Capture Significant Market Share in Next Generation Anthrax Vaccine Markets

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Source: analyst reports; company estimates

12 Valortim ® Anthrax Anti - Toxin • Dept. of Homeland Security Material Threat Assessment: 200,000 treatments • HHS active procurement program to fulfill requirement Fully human monoclonal antibody (MAb ) • Unique mechanism of action similar to natural immune response • Effective Pre - and Post - Exposure • Demonstrated significant protection after single dose in primates • Potent ability to neutralize free and cell - bound anthrax toxin • Potential sporicidal activity * * Cross, et. Al, 2009; University of Maryland, Poster: Keystone Symposia on Molecular and Cellular Biology Gov’t Requirement for Anthrax Anti - Toxin Valortim ® Product Profile

13 Anti - Toxin Market Opportunity • Unmet need: current treatment options for post exposure are inadequate – Vaccines are not optimal for use post - exposure – Antibiotics are not optimally effective in individuals with active, symptomatic anthrax • Valortim ® is well positioned for procurement – Co - development partner: Bristol - Myers Squibb Awarded $27M in Government Funding to Date * under 2004 RFP requirement

14 Smallpox Presents Grave Threat • Smallpox designated a “material threat” to the U.S. in 2004 • Highly contagious virus is easy to conceal, transport and disperse • Current vaccine not a complete defense – Vaccination must occur pre - exposure or less than 4 days post - exposure – 4% of individuals do not develop immune response from vaccine • Antivirals: needed for u se after exposure and to treat patients showing symptoms • HHS requirement for smallpox antiviral in 2007 NOTE: The above based solely on information from the following public sources: Siga press releases and other public statement s, Research analyst reports, SEC filings

15 ST - 246 ® ( Tecovirimat ) - SIGA Technologies Leading Smallpox Antiviral Orally Administered Smallpox Antiviral Therapeutic ST - 246 ® ( Tecovirimat ) Product Profile • Antiviral for post - event prophylaxis, treatment of symptomatic individuals • Small molecule enables increased cost effectiveness and convenience • Phase II trials completed; safe and well tolerated; pivotal trial to begin soon NOTE: The above based solely on information from the following public sources: Siga press releases and other public statement s, Research analyst reports, SEC filings Used Post - Exposure Only Smallpox Antiviral to Demonstrate Efficacy in Non - Human Primate Models

16 PharmAthene Wins Significant Interest in ST - 246 ® ( Tecovirimet ) Revenue Stream • Culmination of 5 + - year breach of contract lawsuit in PharmAthene’s favor • Court awarded PIP 50% net profits on ST - 246 WW sales for 10 years – After initial $40M in net profits goes to SIGA – PTHN awarded $2.4MM to cover attorney fees and expert witness costs • Market Opportunity – $433M already awarded to SIGA from initial base procurement contract – Up to $2.8B for potential purchases to satisfy stockpile requirement – Potential for international contracts • Next Steps – Initial delivery expected in 1Q 2013 – SIGA filed notice of appeal June 12, 2012; initial brief filed July 27; PharmAthene response brief filed August 27 – As of Jan. 2011, Vice - Chancellor Parsons has been appealed 48 times. Of these 4 were reversed and one was reversed in part, an overall rate of less than 10% – Resolution expected in H1 2013 NOTE: The above based solely on information from the following public sources: Siga press releases and other public statement s, Research analyst reports, SEC filings

17 Nerve Agent Bioscavenger rBChE Nerve Agent Bioscavenger to Address Chemical Threats • Prevents damage from chemical nerve agents • Robust advanced expression system (AES) technology platform • $5.7M in DoD funding • Cell culture - based manufacturing • Scalable manufacturing process • Streamlined development and production with clear regulatory path Plant Glycoprotein Bacteria AES Glycoprotein Fully human rBChE produced in human cell line Key Advantages Identical to natural human bioscavenger BChE

18 2012 H1 H2 2013 H1 H2 Key 2012 - 2013 Events Confirmation of ST - 246 financial interest ST - 246 ® ( Tecovirimat ) appeal; legal briefs filed Provide add’l data to satisfy FDA request ST - 246 ® ( Tecovirimat ) Supreme Court appeal resolution Complete SparVax™ clinical lot fill Sales of ST - 246 ® ( Tecovirimat ) to US Gov’t commence

PharmAthene

Eric I. Richman President & Chief Executive Officer	MedImmune, HealthCare Ventures
Linda L. Chang SVP, Chief Financial Officer	Human Genome Sciences, Booz Allen & Hamilton
Francesca Cook SVP, Policy & Government Affairs	Guilford, Covance, US Senate, DHHS
Thomas R. Fuerst, PhD EVP, Chief Scientific Officer	DHHS (BARDA), Sanofi Pasteur, MedImmune
Jordan Karp, JD SVP, General Counsel	Guilford, Constellation Energy, Mentor, MCI
Wayne Morges, PhD SVP, Regulatory Affairs & Quality	Baxter Healthcare, Merck

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20 Financial Summary • As of June 30, 2012 • Cash, cash equivalents, U.S. government receivables: $20.0M • Q2 2012 Revenue: $6.3M • Q2 operating expenses decreased 18% year - over - year • On track to achieve stated objective of reducing cash burn to approx $6.0 million in 2012 • Company financed through expected delivery of ST - 246 ® ( Tecovirimat )

21 PharmAthene Investment Highlights • Leading biodefense company with diversified portfolio of vital medical countermeasures – Up to >$600M in U.S. Government funding to date* – Differentiated next - generation products • Infrastructure to support Government biodefense needs – Potential for significant future cash flows** x Awarded $213M Government funding commitments for SparVax™ to date x Awarded $27.8M DoD Advanced Development Funding for Valortim ® to date • Large and federally mandated national biodefense market – Urgent stockpile requirements, multi - billion dollar market • Low cash burn; benefits from non - dilutive U.S. Government funding – Company financed through expected delivery of ST - 246 ® ( Tecovirimat ) • Experienced management team – Previous long - term working relationships with strong execution skills *Amount includes all currently active and terminated contracts; does not include any amounts payable under the profit split r ela ted to ST - 246 **If all milestones are met and options exercised by Government